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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          _________________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  November 12, 2002

                          _________________________

                            MEGATECH CORPORATION
           (Exact name of Registrant as specified in its charter)

Massachusetts                   0-9643                   04-2461059
(State or other                 (Commission              IRS Employer
jurisdiction of                 File Number)             Identification No.
incorporation)

555 Woburn Street, Tewksbury, Massachusetts              01876
(Address of principal executive officer)                 (Zip Code)

      Registrant's telephone number, including area code (978) 937-9600

                               Not Applicable
       (Former name or former address, if changed, since last report)


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Item 9.  Regulation FD Disclosure.


                                Certification


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of title 18, United States Code), the undersigned officer of Megatech Corporation, a Massachusetts corporation (the "Company"), does hereby certify that:

The quarterly report for the quarter ended September 30, 2002 (the "Form 10Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 12, 2002              /s/  Vahan V. Basmajian
                                       ------------------------------------
                                       Vahan V. Basmajian,
                                       President & Treasurer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.


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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEGATECH CORPORATION
                                        (Registrant)



                                       By: /s/ Vahan V. Basmajian
                                           --------------------------------
                                           Vahan V. Basmajian,
                                           President and Treasurer


Date:  November 12, 2002


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